SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 1998


                             Waste Management, Inc.
             (Exact name of Registrant as specified in its charter)


  Delaware                       1-12154                         73-1309529
(State or other                (Commission                    (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


1001 Fannin Street, Suite 4000
Houston, Texas                                                       77002
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (713) 512-6200







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Item 4.  Change in Registrant's Certifying Accountant.

(a)      Previous independent accountants

                   On Tuesday, September 15, 1998, upon the recommendation of the Registrant's Audit Committee, the Board of Directors of the Registrant resolved that the Registrant would retain Arthur Andersen LLP as the Registrant's independent accountants.

                   The reports of PricewaterhouseCoopers LLP ("PwC") on the consolidated financial statements of the Registrant as of December 31, 1997 and 1996 and for the three years in the period ended December 31, 1997, included in the Registrant's annual report on Form 10-K contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

                   The decision to change independent accountants was made by the Registrant's Audit Committee and approved by its Board of Directors. Arthur Andersen LLP was previously the independent accountants of Waste Management Holdings, Inc. (formerly known as Waste Management, Inc.). In July 1998, a subsidiary of the Registrant was merged with and into Waste Management Holdings, Inc.

                   During the fiscal years ended December 31, 1997 and December 31, 1996 and the six-month period ending June 30, 1998, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the consolidated financial statements for such periods.

                   During the periods described in the preceding sentence, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

                   The Registrant has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 16, 1998, is filed as Exhibit 16.1 to this Form 8-K.

(b)      New independent accountants

                   On September 15, 1998, upon the recommendation of the Registrant's Audit Committee, the Board of Directors of the Registrant resolved to engage Arthur Andersen LLP as its new independent accountants to audit the Registrant's financial statements. On August 10, 1998, the Registrant engaged Arthur Andersen LLP as independent accountants in




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connection with the preparation of supplemental financial statements as of
December 31, 1997 and 1996 and for the three years in the period ended December 31, 1997, which present the consummation of the merger of a wholly owned subsidiary of the Registrant with and into Waste Management Holdings, Inc. (formerly known as Waste Management, Inc.) and the delivery of a letter in connection with the proposed merger of a wholly owned subsidiary of Registrant with and into Eastern Environmental Services, Inc. as to whether such merger will qualify for "pooling of interests" accounting treatment.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding the change in the Registrant's certifying accountant.






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                                  EXHIBIT INDEX


Exhibit
  No.     Description

16.1      Letter from PricewaterhouseCoopers LLP to the
          Securities and Exchange Commission regarding the change in the Registrant's certifying accountant.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    September 22, 1998
                                 WASTE MANAGEMENT, INC.



                                    /s/     Gregory T. Sangalis
                                 ------------------------------
                                 Name:      Gregory T. Sangalis
                                 Title:     Senior Vice President and Secretary